FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

      THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT is made effective as of August 1, 2006 (this "Amendment"), is among CONN FUNDING II, L.P., as
Purchaser ( the "Purchaser") and CONN APPLIANCES, INC. and CAI, L.P., as originators and sellers (collectively, the "Originator").

                                   BACKGROUND

A. Reference is made to (i) the Receivables Purchase Agreement dated as of September 1, 2002 (the "Agreement"), among the Purchaser, the Originator and Conn Funding II, L.P., as initial seller (the "Initial Seller"), (ii) the Base Indenture dated as of September 1, 2002, between the Issuer and the Trustee (the "Base Indenture"), (iii) the Series 2002-A Supplement dated as of September 1, 2002, between the Issuer and the Trustee (the "2002-A Supplement") and (iv) the Series 2002-B Supplement dated as of September 1, 2002, between the Issuer and the Trustee (the "2002-B Supplement") (each of the Base Indenture, the 2002-A Supplement and the 2002-B Supplement, as amended, restated, supplemented or otherwise modified through the date hereof, and collectively, the "Indenture"). Capitalized terms used herein but not otherwise defined herein have the meanings assigned thereto in the Agreement or the Indenture.

B. The Initial Seller dissolved as a limited partnership under Texas law on July 28, 2006.

C. The Originator and the Purchaser desire to amend the Agreement as set forth in this Amendment (the "Amending Parties").

D. Section 7.3 of the Note Purchase Agreement, dated as of September 13, 2002, among the Purchaser, the Originator, Three Pillars Funding LLC (f/k/a Three Pillars Funding Corporation) and SunTrust Capital Markets, Inc., requires the consent of at least 66-2/3% of the aggregate Note Principal of all of the Purchaser's Series 2002-A Notes (the "Series 2002-A Required Persons") and the Notice Person for the Series 2002-A Notes for the execution of this Amendment;

E. Section 10.1 of the Agreement requires that this Amendment be executed by the Purchaser, the Notice Persons of each Series and the Trustee (together with the Series 2002-A Required Persons, the "Consenting Parties").

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Amending Parties hereto agree as follows:

SECTION 1. Amendments to Article V.

      (a) Amendment to Section 5.1. Section 5.1 is hereby amended by replacing each reference to "the Originator" in subsection (a), clauses (i) and (ii) thereof with "Consolidated Parent".

      (b) Amendments to Section 5.2. Section 5.2(h) is hereby amended by replacing (i) the first use of the word "its" in such Section with "Consolidated Parent's" and (ii) the word "Originator" in such Section with "Consolidated Parent".

SECTION 2. Amendment to Section 6.8. Section 6.8 is hereby amended by replacing the reference to "Charged-off Receivables" in such Section with "Defaulted Receivables".

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of August 1, 2006 upon (i) the execution and delivery to the Trustee of this Amendment by (a) the Amending Parties and (b) the Consenting Parties (which in the case of the Notice Persons for the Purchaser's Series 2002-B Notes shall be satisfied upon delivery of the confirmation described in clause (ii)) and (ii) delivery to the Trustee of written confirmation by the Rating Agencies that this Amendment will not cause the rating of the Notes to be downgraded or withdrawn.

SECTION 4. Representations and Warranties. Each of the Originator and the Purchaser represents and warrants upon and as of the effectiveness of this Amendment that:

      (a) no event or condition has occurred and is continuing which would constitute a Purchase Termination Event or Incipient Purchase Termination Event; and

      (b) after giving effect to this Amendment, its representations and warranties set forth in the Agreement and the other Transaction Documents to which it is a party are true and correct as of the date thereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

SECTION 5. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Purchase Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles (other than Section 5-1401 of the New York General Obligations Law).

SECTION 8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties have entered into this Amendment to be effective as of the date first written above.

                                        CONN FUNDING II, L.P., as Purchaser

                                        By:    Conn Funding II GP, L.L.C.,
                                               its general partner

                                               By:    /s/ David R. Atnip
                                                      --------------------------
                                               Name:  David R. Atnip
                                               Title: Treasurer


                                        CONN APPLIANCES, INC., as Originator


                                        By:    /s/ David R. Atnip
                                               ---------------------------------
                                        Name:  David R. Atnip
                                        Title: Treasurer


                                        CAI, L.P., as Originator

                                        By:    Conn Appliances, Inc.,
                                               its general partner


                                               By:    /s/ David R. Atnip
                                                      --------------------------
                                               Name:  David R. Atnip
                                               Title: Treasurer

Consented to by:

WELLS FARGO BANK,
 NATIONAL ASSOCIATION,
 not in its individual capacity,
 but solely as Trustee


By:    /s/ Jason Van Vleet
       ------------------------------------
Name:  Jason Van Vleet
Title: Assistant Vice President

SUNTRUST CAPITAL MARKETS, INC.,
 as Administrator and Notice Person for the Series 2002-A Notes


By:    /s/ James R. Bennison
       ------------------------------------
Name:  James R. Bennison
Title: Managing Director

THREE PILLARS FUNDING LLC, as Series 2002-A
Required Person


By:    /s/ Doris J. Hearn
       ------------------------------------
Name:  Doris J. Hearn
Title: Vice President